UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

EnerSys

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of principal executive offices, including zip code)

(610) 208-1991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 11, 2010, EnerSys issued an earnings press release discussing its financial results for the first quarter of fiscal 2011. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated August 11, 2010, of EnerSys regarding the financial results for the first quarter of fiscal 2011.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 11, 2010	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Senior Vice President Finance & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release, dated August 11, 2010, of EnerSys regarding the financial results for the first quarter of fiscal 2011.